Financial Instruments and Risk Management (Schedule of Terms of Derivative Financial Instruments Used to Hedge Interest Risk) (Details) - Swap Contract From Fixed Ils To Fixed Usd Interest Ils [Member] - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of detailed information about hedges [Line Items]
Carrying amount (fair value)	$ 51	$ (3)
Stated amount	$ 437	$ 206
Maturity date (in years)	2026-2034	2025-2034
Interest rate range	2.4	2.4